Exhibit 10.11

eLEC COMMUNICATIONS CORP. AND CERTAIN OF ITS SUBSIDIARIES
MASTER SECURITY AGREEMENT

To:	LV Administrative Services, Inc., as Agent
c/o Valens Capital Management, LLC
335 Madison Avenue, 10th Floor
New York, NY 10017

Date: September 28, 2007

To Whom It May Concern:

1. To secure the payment of all Obligations (as hereafter defined), eLEC
Communications Corp., a New York corporation (the “Company”), each of the other undersigned parties (other than the Agent as defined below) and each other entity that is required to enter into this Master Security Agreement (each an “Assignor” and, collectively, the
“Assignors”) hereby assigns and grants to the Agent, for the ratable benefit of the Creditor
Parties (as defined in the Securities Purchase Agreement referred to below), a continuing security interest in all of the following property now owned or at any time hereafter acquired by any
Assignor, or in which any Assignor now has or at any time in the future may acquire any right, title or interest (the “Collateral”): all cash, cash equivalents, accounts, accounts receivable, deposit accounts, (including, without limitation, the Restricted Account (the “Restricted
Account”) maintained at North Fork Bank (Account Name: eLEC Communications Corp.
Restricted - LV, Account Number: 270-405-7914) referred to in the Restricted Account
Agreement (as defined in the Securities Purchase Agreement), inventory, equipment, goods, fixtures, documents, instruments (including, without limitation, promissory notes and marketable equity securities), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among any Assignor’s affiliates), chattel paper, supporting obligations, investment property
(including, without limitation, all partnership interests, limited liability company membership interests and all other equity interests owned by any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which any Assignor now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor. In the event any Assignor wishes to finance the acquisition in the ordinary course of business of any hereafter acquired equipment and have obtained a commitment from a financing source to finance such equipment from an unrelated third party, Agent agrees to release its security interest on such hereafter acquired equipment so financed by such third party financing source. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms in that certain Securities Purchase Agreement dated as of the date hereof (as amended, restated, modified and/or supplemented from time to time, the “Securities
Purchase Agreement”) by and among the Company, the Purchasers party thereto and LV
Administrative Services, Inc., as administrative and collateral agent for the Purchasers (the

“Agent”). All items of Collateral which are defined in the UCC shall have the meanings set forth in the UCC. For purposes hereof, the term “UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Agent’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or
Division 9 shall govern.

2. The term “Obligations” as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to any Creditor Party arising under, out of, or in connection with: (i) the Securities Purchase Agreement and (ii) the Related Agreements referred to in the Securities Purchase Agreement (the Securities Purchase Agreement and each Related
Agreement, as each may be amended, modified, restated or supplemented from time to time, collectively, referred to herein as the “Documents”), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of each such Assignor to any Creditor Party, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, including, without limitation, obligations and liabilities of each Assignor for post-petition interest, fees, costs and charges that accrue after the commencement of any case by or against such Assignor under any bankruptcy, insolvency, reorganization or like proceeding (collectively, the “Debtor Relief Laws”) in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under Title 11,
United States Code, including, without limitation, obligations or indebtedness of each Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the
Obligations but for the commencement of such case

3. Each Assignor hereby jointly and severally represents, warrants and covenants to
Agent, for the benefit of the Creditor Parties, that:

(a) it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and organized under the respective laws of its jurisdiction of organization set forth on Schedule A, and each Assignor will provide the Agent thirty (30) days’ prior written notice of any change in any of its respective jurisdiction of organization;

(b) its legal name is as set forth in its Certificate of Incorporation or other organizational document (as applicable) as amended through the date

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hereof and as set forth on Schedule A attached hereto, and it will provide the Agent thirty (30) days’ prior written notice of any change in its legal name;

(c) its organizational identification number (if applicable) is as set forth on \
Schedule A hereto, and it will provide the Agent thirty (30) days’ prior written notice of any change in any of its organizational identification number;

(d) it is the lawful owner of its respective Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

(e) other than permitted liens identified in Schedule 4.9 of the Securities
Purchase Agreement, it will keep its Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature (“Encumbrances”), except Permitted
Encumbrances;

(f) it will, at its and the other Assignors’ joint and several cost and expense, keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors’ business;

(g) it will not, without the Agent’s prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and except for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $100,000 and only to the extent that:

(i) the proceeds of any such disposition are used to acquire replacement Collateral which is subject to the Agent’s first priority perfected security interest, or are used to repay the Obligations or to pay general corporate expenses; and

(ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to the Agent to be held as cash collateral for the Obligations;

(h) it will insure or cause the Collateral to be insured in the Agent’s name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards in amounts and coverage consistent and in accordance with industry practice under policies by insurers reasonably acceptable to the Agent and all premiums thereon shall be paid by such Assignor and the policies delivered to the Agent. If any such Assignor fails to do so, the

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Agent may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute
Obligations;

(i) it will at all reasonable times and upon at least (1) day’s prior notice allow the Creditor Parties or their respective representatives free access to and the right of inspection of the Collateral; and

(j) such Assignor (jointly and severally with each other Assignor) hereby indemnifies and saves the Agent and each other Creditor Party harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys’ fees, that the Agent and each other Creditor Party may sustain or incur to enforce payment, performance or fulfillment of any of the
Obligations and/or in the enforcement of this Master Security Agreement or in the prosecution or defense of any action or proceeding either against the Agent, any other Creditor Party or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by the Agent’s or any Creditor Party’s own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

4. The occurrence of any of the following events or conditions shall constitute an
“Event of Default” under this Master Security Agreement:

(a) an Event of Default shall have occurred under and as defined in any
Document;

(b) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

(i) such loss is covered by insurance proceeds which are used to replace the item or repay the Agent; or

(ii) said levy, seizure or attachment does not secure indebtedness in excess of $100,000 and such levy, seizure or attachment has been removed or otherwise released within ten (10) days of the creation or the assertion thereof.

5. Upon the occurrence of any Event of Default and at any time thereafter, the Agent may declare all Obligations immediately due and payable and the Agent shall have the remedies of a secured party provided in the UCC, this Agreement and other applicable law. Subject to the rights of Laurus Master Fund, Ltd., upon the occurrence of any Event of Default and at any time thereafter, the Agent will have the right to take possession of the Collateral and to maintain such possession on its premises or to remove the Collateral or any part thereof to such other premises as the Agent may desire. Subject to the rights of Laurus Master Fund, Ltd., upon the Agent’s request, each Assignor shall assemble or cause the Collateral to be assembled and make it

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available to the Agent at a place reasonably designated by the Agent. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) business days before such disposition, postage prepaid, addressed to the applicable Assignor either at any Assignor’s address shown herein or at any address appearing on the Agent’s records for such Assignor. Any proceeds of any disposition of any of the Collateral shall be applied by the Agent to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys’ fees and other legal expenses and disbursements and the reasonable expenses of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by the
Agent toward the payment of the Obligations in such order of application as the Agent may elect, and each Assignor shall be liable for any deficiency. For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, the Agent shall have the immediate right to withdraw any and all monies contained in any deposit account in the name of any Assignor and controlled by the Agent and apply same to the repayment of the Obligations (in such order of application as the Agent may elect). The parties hereto each hereby agree that the exercise by any party hereto of any right granted to it or the exercise by any party hereto of any remedy available to it (including, without limitation, the issuance of a notice of redemption, a borrowing request and/or a notice of default), in each case, hereunder, under the Securities
Purchase Agreement or under any other Related Agreement shall not constitute confidential information and no party shall have any duty to the other party to maintain such information as confidential.

6. If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor’s part to be performed or fulfilled under or pursuant to this Master Security Agreement, the Agent may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor’s joint and several account and at each Assignor’s joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys’ fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law, or, at the
Agent’s option during the continuance of an Event of Default, debited by the Agent from any other deposit accounts in the name of any Assignor and controlled by the Agent.

7. Each Assignor appoints the Agent, any of the Agent’s officers, employees or any other person or entity whom the Agent may designate as its attorney, with power to execute such documents on such Assignor’s behalf and to supply any omitted information and correct patent errors in any documents executed by such Assignor or on such Assignor’s behalf; to file financing statements against such Assignor covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as “all assets and all personal property, whether now owned and/or hereafter acquired” (or any substantially similar variation thereof)); to sign such Assignor’s name on public records; and to do all other things Laurus deem necessary to carry out this Master Security Agreement. Each Assignor hereby ratifies and approves all acts of the attorney and neither the Agent, any Creditor Party nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent

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jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

8. No delay or failure on the Agent’s part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by the Agent and then only to the extent therein set forth, and no waiver by the Agent of any default shall operate as a waiver of any other default or of the same default on a future occasion. The Creditor Parties’ books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon each Assignor for the purpose of establishing the items therein set forth (absent manifest error) and shall constitute prima facie proof thereof. The
Agent shall have the right to enforce any one or more of the remedies available to the Agent, successively, alternately or concurrently. Each Assignor agrees to join with the Agent in executing such documents or other instruments to the extent required by the UCC in form satisfactory to the Agent and in executing such other documents or instruments as may be required or deemed necessary by the Agent for purposes of affecting or continuing the Agent’s security interest in the Collateral.

9. This Master Security Agreement shall be governed and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to the Agent hereunder shall inure to the benefit of the Agent’s successors and assigns. The term “Agent” as herein used shall include the Agent, any parent of the Agent’s, any of the Agent’s subsidiaries and any co-subsidiaries of the Agent’s parent, whether now existing or hereafter created or acquired, and shall bind the representatives, successors and assigns of each Assignor. The Agent and each Assignor hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby and each Assignor agrees not to assert any counterclaim in such litigation,
(b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of
Manhattan, the city of New York and (c) waive any objection the Agent or each Assignor may have as to the bringing or maintaining of such action with any such court.

10. This Master Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

11. It is understood and agreed that any person or entity that desires to become an
Assignor hereunder, or is required to execute a counterpart of this Master Security Agreement after the date hereof pursuant to the requirements of any Document, shall become an Assignor hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to the Agent,
(y) delivering supplements to such exhibits and annexes to such Documents as the Agent shall reasonably request and (z) taking all actions as specified in this Master Security Agreement as would have been taken by such Assignor had it been an original party to this Master Security
Agreement, in each case with all documents required above to be delivered to the Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Agent.

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12. All notices from the Agent to any Assignor shall be sufficiently given if mailed or delivered to such Assignor’s address set forth below, with a copy to Pryor Cashman LLP, 410
Park Avenue, New York, New York 10022, Attention: Eric M. Hellige, Esq.

Very truly yours,

eLEC COMMUNICATIONS CORP.

By: /s/ Paul H. Riss

Name: Paul H. Riss
Title: Chief Executive Officer
Address:	75 South Broadway, Suite 302
White Plains, NY 10602
Facsimile:	914-682-0820

VOX COMMUNICATIONS CORP.

By: /s/ Paul H. Riss

Name: Paul H. Riss
Title: Chief Executive Officer
Address:	75 South Broadway, Suite 302
White Plains, NY 10602
Facsimile:	914-682-0820

AVI HOLDING CORP.

By: /s/ Paul H. Riss

Name: Paul H. Riss
Title: Chief Executive Officer
Address:	75 South Broadway, Suite 302
White Plains, NY 10602
Facsimile:	914-682-0820

TELCOSOFTWARE.COM CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer
Address:	75 South Broadway, Suite 302
White Plains, NY 10602
Facsimile:	914-682-0820

LINE ONE, INC.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer
Address: 75 South Broadway, Suite 302
White Plains, NY 10602
Facsimile: 914-682-0820

ACKNOWLEDGED:

LV ADMINISTRATIVE SERVICES, INC.,
as Agent

By: Valens Capital Management, LLC, its
investment manager

By: /s/ Pat Regan
Name: Pat Regan
Title: Authorized Signatory

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